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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      May 2, 1997


            COPLEY REALTY INCOME PARTNERS 1; A LIMITED PARTNERSHIP (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


     0-15430                                         04-2893293
(Commission File Number)                  (IRS Employer Identification No.)


 225 Franklin Street, 25th Floor
          Boston, MA                                      02110
(Address of principal executive offices)              (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  Acquisition or Disposition of Assets.
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     Copley Realty Income Partners 1; A Limited Partnership (the "Partnership"),
owns a 57% partnership interest in Medlock Oaks Associates (the "Joint
Venture"), a general partnership which owns real property. The remaining 43% is owned by Copley Realty Income Partners 2; A Limited Partnership, an affiliate of the Partnership. On May 2, 1997, the Joint Venture sold its property known as Medlock Oaks, which consists of five buildings located at 3100 Medlock Bridge Road in Atlanta, Georgia. The property was sold to Crocker Realty Trust, L.P., a Delaware Limited Partnership which is an unrelated third party, for gross proceeds of $9,400,000, of which the Partnership's share was $5,358,000. The terms of the sale were determined by arms-length negotiation between the buyer and AEW Real Estate Advisors, Inc., on behalf of the seller.

Item 7.  Financial Statements and Exhibits.
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     None


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 15, 1997                   COPLEY REALTY INCOME PARTNERS 1;
                                            A LIMITED PARTNERSHIP
                                               (Registrant)



                                      By:  First Income Corp.,
                                           Managing General Partner


                                      By:  /s/  Wesley M. Gardiner, Jr.
                                      ---------------------------------
                                         Name:  Wesley M. Gardiner, Jr.
                                         Title: Vice President